               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 29, 1999
                                                ------------------

                   Casinovations Incorporated
------------------------------------------------------------------
       (Exact name of Registrant as specified in charter)

                           Washington
------------------------------------------------------------------
         (State or other jurisdiction of incorporation)

         333-31373                          91-1696010
----------------------------      --------------------------------
  (Commission File Number)         (IRS Employee Identification
                                               No.)

6744 S. Spencer Street, Las Vegas, Nevada              89119
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (702) 733-7195
                                                  ----------------

                         Not Applicable
------------------------------------------------------------------
 (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

      On March 6, 1999, Casinovations Incorporated, a Washington corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Casinovations Nevada Incorporated, a Nevada corporation and wholly-owned subsidiary of the Company (the "Subsidiary"), providing for the merger of the Company with and into the Subsidiary (the "Merger"), with the Subsidiary to be the surviving corporation. The primary purpose of the Merger is to reincorporate the Company from the State of Washington to the State of Nevada. If the Merger is consummated, each share of common stock, par value $0.001, of the Company issued and outstanding immediately prior to the Merger shall represent a share of common stock, par value $.001, of the Subsidiary. The Merger is subject to the approval of the stockholders of the Company and the Subsidiary. For additional information concerning the foregoing, reference is made to the Merger Agreement, a copy of which is attached as an exhibit to this Current Report and incorporated herein by reference.

      The Company held its Annual Meeting of Stockholders (the "Annual Meeting") on Monday, March 29, 1999. At the Annual Meeting, the Company's stockholders were asked to: (i) elect the Company's directors; (ii) consider and vote upon the Merger
Agreement and the Merger; (iii) approve and adopt the Casinovations Incorporated 1999 Stock Option Plan the (the "Stock Option Plan"); and (iv) transact such other business as may properly come before the Annual Meeting of Stockholders and any adjournments thereof. Although the affirmative vote of a majority of the outstanding shares of the Company's common stock is required for the election of the Company's directors and the approval of the Stock Option Plan, the affirmative vote of holders of more than two-thirds of the outstanding shares the Company's common stock is required to approve and adopt the Merger Agreement and the Merger.

      At the Annual Meeting, there were 7,293,992 shares of the Company-s common stock outstanding. The votes of the Company's stockholders were as follows:

      (a)  Election of Directors.


                                       VOTES CAST
      NAME OF DIRECTOR       FOR         AGAINST      ABSTAIN
      ----------------       ---         -------      -------
      Steven J. Blad      5,618,499        -0-         52,500
      Richard S. Huson    5,618,499        -0-         52,500
      Ronald O. Keil      5,618,499        -0-         52,500
      Jamie McKee         5,618,499        -0-         52,500
      David E. Sampson    5,618,499        -0-         52,500
      Bob L. Smith        5,618,499        -0-         52,500


      (b) Approval and Adoption of the Merger Agreement and the Merger


                                VOTES CAST
          FOR                    AGAINST           ABSTAIN
          ---                    -------           -------
          5,649,499                -0-              21,500


      (c)  Approval and ratification of the Casinovations
           Incorporated 1999 Stock Option Plan


                                 VOTES CAST
          FOR                     AGAINST          ABSTAIN
          ---                     -------          -------
          5,548,425               90,474            32,100


From the votes cast by the Company's stockholders, the Company's directors were elected and the Stock Option Plan was adopted by a majority of the outstanding shares of the Company's common stock and the Merger Agreement and the Merger were approved by more than two-thirds of the outstanding shares of the Company's common stock.

     Articles of Merger with respect to the Merger were filed with the Secretary of State of the State of Nevada and the Secretary of State of the State of Washington, and the Merger became effective April 1, 1999.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial Statements of Business Acquired.

               Not Applicable.

      (b)  Pro Forma Financial Information.

               Not Applicable.

      (c)  Exhibits.

          2.01 Agreement and Plan of Merger dated March 6, 1999 by and between Casinovations Incorporated and Casinovations Nevada Incorporated, incorporated by reference from the Company's Form 10-KSB filed with the Securities and Exchange Commission on March 26, 1999.

          3.01  Articles  of  Incorporation  of  Casinovations
                Nevada Incorporated.

          3.02  Bylaws of Casinovations Nevada Incorporated.

                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CASINOVATIONS  INCORPORATED
                                          (Registrant)



Date:  April 2, 1999           By: /s/ Jay L. King
                                   ------------------------------
                                     Jay L. King
                                     Chief Financial Officer,
                                     Secretary and Treasurer

                          EXHIBIT INDEX

EXHIBIT                                                  PAGE
NUMBER                     DESCRIPTION                   NUMBER

2.01     Agreement  and  Plan of Merger dated  March  6,
         1999  by and between Casinovations Incorporated
         and    Casinovations    Nevada    Incorporated,
         incorporated  by reference from  the  Company's
         Form 10-KSB filed with the Securities and Exchange Commission on March 26, 1999.

3.01     Articles   of  Incorporation  of  Casinovations    6
         Nevada Incorporated.

3.02     Bylaws of Casinovations Nevada Incorporated.      12